UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2012

WESTMOUNTAIN INDEX ADVISOR, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	000- 53028	26-1315498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2186 S. Holly St., Suite 104, Denver, CO 80222
 (Address of principal executive offices including zip code)

(303) 800-0678
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

123 North College Ave, Ste 200, Ft. Collins, Colorado 80524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On August 8, 2012, WestMountain Index Advisor, Inc., a Colorado corporation (the “Company”), entered into Revolving Credit Line and Security, Secured Convertible Promissory Note and Warrant to Purchase Stock Agreements (“Transaction Documents”)  with BOCO Investments, LLC (“BOCO”), an existing shareholder in the Company.

Under the Transaction Documents, the Company issued a Secured Convertible Promissory Note (“Note”) in the principal amount of $1,831,538. The Note is due July 31, 2013 and provides for interest at 15% payable in arrears. The Note and accrued interest are convertible into common stock at the lesser of $3.00 or the lowest price at which common shares in the Company are issued in any round of financing commencing after the date of this Note and prior to the conversion discounted price at the discretion of BOCO. The Note is secured by a security interest in the Company’s assets to secure the Company’s performance under the Note.  The Note includes a Note for $350,000 dated November 15, 2011 and $50,000 dated June 1, 2012. In addition, the Company issued a Warrant to purchase 1,250,000 shares of common stock at $0.25. The Warrant expires August 7, 2017. There are no registration requirements. The Transaction Documents place certain operating restrictions on the Company.

The Agreement also contains certain representations and warranties of the Company and BOCO, including customary investment-related representations provided by BOCO, as well as acknowledgements by BOCO that it has reviewed certain disclosures of the Company (including the periodic reports that the Company has filed with the SEC) and that the Company’s issuance of the shares has not been registered with the SEC or qualified under any state securities laws.  The Company provided customary representations regarding, among other things, its organization, subsidiaries, disclosure reports, absence of certain legal or governmental proceedings, financial statements, tax matters, insurance matters, real property and other assets, and compliance with applicable laws and regulations.  BOCO’s representations and warranties are qualified in their entirety (to the extent applicable) by the Company’s disclosures in the reports it files with the SEC.  The Company also delivered confidential disclosure schedules qualifying certain of its representations and warranties in connection with executing and delivering the Agreement.

The foregoing description of the Transaction Documents is qualified in its entirety by reference to the complete terms and conditions of the Note, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, 10.2 and 10.3 and is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits –

Exhibit No.	Description

10.1	Revolving Credit Line and Security Agreement dated August 8, 2012 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.
10.2	Secured Convertible Promissory Note dated August 8, 2012 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.
10.3	Warrant to Purchase Stock dated August 8, 2012 by and between WestMountain Index Advisor, Inc.and BOCO Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: WestMountain Index Advisor, Inc.

August 14, 2012	By:	/s/ Mark Scott
Mark Scott, CFO

Exhibit No.	Description

10.1	Revolving Credit Line and Security Agreement dated August 8, 2012 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.
10.2	Secured Convertible Promissory Note dated August 8, 2012 by and between WestMountain Index Advisor, Inc. and BOCO Investments, LLC.
10.3	Warrant to Purchase Stock dated August 8, 2012 by and between WestMountain Index Advisor, Inc.and BOCO Investments, LLC.